Exhibit 99.1

Hutchinson Technology Announces Commencement of Tender/Exchange Offer for

$75 Million of Its 3.25% Convertible Subordinated Notes due 2026

Hutchinson, Minn., Jan. 10, 2011 – Hutchinson Technology Incorporated (NASDAQ: HTCH) today announced that it has commenced an offer to exchange or purchase, at the election of each holder and subject to the limitations described below, up to $75,294,000 of its 3.25% Convertible Subordinated Notes due 2026 (the “Old Notes”). The purpose of the tender/exchange offer is to improve the Company’s financial flexibility by extending the first repurchase (at the option of the holder) date of a portion of the Company’s convertible indebtedness and to reduce the Company’s overall indebtedness by retiring some of the Old Notes.

Under the terms and subject to the conditions of the tender/exchange offer, for each validly tendered and accepted $1,000 principal amount of Old Notes, an eligible holder may elect to receive:

(1)	$1,000 principal amount of a new series of 8.50% Convertible Senior Notes due 2026 (the “New Notes”), provided that if the amount of Old Notes tendered exceeds $40 million in aggregate principal amount, the Company will accept the Old Notes tendered for exchange on a pro rata basis;

(2)	a cash payment of $850, provided that if the cash required to purchase all of the Old Notes tendered exceeds $30 million, the Company will accept the Old Notes tendered for purchase on a pro rata basis, and any Old Notes not accepted for purchase will be exchanged for New Notes, subject to the $40 million limit described above, as if such holders had elected to exchange their Old Notes for New Notes; or

(3)	a combination of the first two options, subject to the $40 million aggregate principal amount limit and the $30 million cash payment limit.

The Company also will pay in cash all accrued and unpaid interest on Old Notes tendered by holders, and accepted by the Company, for exchange or purchase pursuant to the tender/exchange offer up to but excluding the settlement date.

A registration statement relating to the New Notes has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective. The New Notes may not be tendered or exchanged prior to the time the registration statement becomes effective. The full terms of the tender/exchange offer, including descriptions of the New Notes and the material differences between the New Notes and the Old Notes, and other information relating to the tender/exchange offer and the Company are contained in the preliminary prospectus (the “Prospectus”) and the related letter of transmittal, each filed as an exhibit to the Schedule TO filed by the Company with the SEC on January 10, 2011.

The tender/exchange offer for the Old Notes will expire at 5:00 p.m., New York City time, on February 8, 2011, unless earlier terminated or extended by the Company. Tendered Old Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date. In addition, holders may withdraw any tendered Old Notes that are not accepted by the Company for exchange or purchase after the expiration of 40 business days following today’s commencement of the tender/exchange offer. The completion of the tender/exchange offer is subject to customary conditions described in the Prospectus. Subject to applicable law, the Company may in its sole discretion waive certain conditions applicable to the tender/exchange offer and may extend, terminate or amend the tender/exchange offer.

Citadel Securities, LLC has been retained to act as the dealer manager in connection with the tender/exchange offer. The exchange and information agent for the tender/exchange offer is Global Bondholder Services Corporation. If you are a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and have questions about the terms of the tender/exchange offer, please contact the dealer manager; if you are not a QIB and have questions about the terms of the tender/exchange offer, please contact the Company. Other questions, regarding the procedures for tendering Old Notes in the tender/exchange offer, requests for assistance regarding the tender/exchange offer process and requests for additional copies of the Prospectus and transmittal materials governing the tender/exchange offer may be directed to the dealer manager or the exchange and information agent at each of their addresses set forth below:

Citadel Securities, LLC 601 Lexington Avenue, 29th Floor New York, New York 10022 Attn: Capital Markets Toll Free: (877) 660-1735	Global Bondholder Services Corporation 65 Broadway – Suite 404 New York, New York 10006 Attn: Corporate Actions Banks and Brokers call: (212) 430-3774 Toll free: (866) 807-2200

Holders of Old Notes should read the Prospectus and related transmittal materials governing the tender/exchange offer before making a decision to tender all or any portion of their Old Notes for exchange or purchase. Holders may obtain these documents free of charge from the exchange and information agent at the address and telephone numbers listed above or from the SEC’s website at www.sec.gov.

Neither the Company, its officers, its board of directors, the exchange agent, the information agent nor the dealer manager is making any recommendation as to whether holders of the Old Notes should tender all or any portion of their Old Notes for exchange or purchase.

This news release does not constitute an offer to sell the New Notes or the solicitation of an offer to exchange or purchase the Old Notes, nor will there be any sale of the New Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The tender/exchange offer is made only pursuant to the Prospectus.

About Hutchinson Technology Incorporated

Hutchinson Technology is a global technology manufacturer committed to creating value by developing solutions to critical customer problems. The company’s Disk Drive Components Division is a key worldwide supplier of suspension assemblies for disk drives. The company’s BioMeasurement Division is focused on bringing new technologies and products to the market that provide information clinicians can use to improve the quality of health care and reduce costs.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release that are not statements of historical fact, including statements related to the terms and timing of the tender/exchange offer and the Company’s ability to achieve the stated purpose of the tender/exchange offer, should be considered forward-looking statements within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “anticipate,” “expect,” “intend,” “estimate,” “approximate,” “plan,” “goal” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Although we believe these statements are reasonable, forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those projected by such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, those disclosed in the Prospectus under the heading “Risk Factors,” and those incorporated by reference therein in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2010, as filed with the SEC on December 10, 2010. This list of factors is not exhaustive, however, and these or other factors, many of which are outside of our control, could have a material adverse effect on us and our results of operations. Therefore, you should consider these risk factors with caution and form your own critical and independent conclusions about the likely effect of these risk factors on our future performance. Forward-looking statements speak only as of the date on which the statements are made, and we undertake no obligation to update any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. You should carefully review the disclosures and the risk factors described in the Prospectus and other documents we file from time to time with the SEC, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth herein.